Annual Fund Operating Expenses - Gabelli Global Technology Leaders ETF - Gabelli Global Technology Leaders ETF	Jul. 06, 2026
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	0.90%
Expenses (as a percentage of Assets)	0.90%	[1]
Fee Waiver or Reimbursement	(0.90%)	[2]
Net Expenses (as a percentage of Assets)	0.00%

[1]	Expenses have been restated to reflect the current year’s expected expenses.
[2]	The Adviser has contractually agreed to waive the Fund’s management fee of 0.90% on the first $25 million in net assets. The fee waiver agreement for the Global Technology Leaders Fund will continue for at least one year following the effective date of this Prospectus. This agreement may be terminated only by, or with the consent of, the Fund’s Board of Trustees.